                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 1999
                                                          ---------------


                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         MARYLAND                       1-9524                  33-0204126
----------------------------    ------------------------     -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
        OF INCORPORATION)                                    IDENTIFICATION NO.)



          610 WEST ASH STREET, SUITE 1600, SAN DIEGO, CALIFORNIA 92101
          ------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGE SINCE
                                  LAST REPORT )

ITEM 5.  OTHER EVENTS.

         On June 15, 1999, Burnham Pacific Properties, Inc. (the "Company") issued a press release (attached as Exhibit 99.1 to this Current Report on Form 8-K) announcing that BPP Retail LLC, a co-investment entity between the Company and the California Public Employees' Retirement System ("CalPERS"), had completed the acquisition of nine retail centers from AMB Property Corporation ("AMB") for $207.4 million. The centers are located in California, Washington, Connecticut and Maryland and add 1.4 million square feet of space to the Company's existing portfolio of over 10.6 million square feet.

         This acquisition represents the first of several transactions to be completed by the end of 1999, under which BPP Retail LLC has contracted to acquire 25 shopping centers owned by AMB (including the nine discussed above) aggregating 4.2 million square feet for approximately $560 million.

         The Company is a real estate operating company which acquires, rehabilitates, develops, owns and oversees the management of retail properties. The Company began operations through a predecessor in 1963, became a real estate investment trust in 1987 and today is one of the largest public owners and operators of non-mall retail properties in the western region of the United States. Although the Company's properties are primarily located in the western region of the United States, BPP Retail LLC and the Company have entered into an agreement to acquire several properties located throughout the United States from AMB. The Company's properties are primarily neighborhood and community shopping centers located in major metropolitan areas.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits


Exhibit No.            Description
-----------            -----------
99.1                   Press release announcing the acquisition by
                       BPP Retail LLC of nine retail centers from
                       AMB Property Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                       BURNHAM PACIFIC PROPERTIES, INC.



Dated:  June 24, 1999                  By: /s/ Daniel B. Platt
                                          ------------------------------
                                       Name:     Daniel B. Platt
                                       Title:    Chief Financial Officer





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



                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
99.1                                Press release announcing the acquisition by
                                    BPP Retail LLC of nine retail centers from
                                    AMB Property Corporation.




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